Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

32.	SUBSEQUENT EVENTS

In January, 2015 the Company reached an agreement to acquire a majority interest in Miller Insurance Services LLP, a leading London-based wholesale specialist. The transaction is subject to customary closing conditions and regulatory approval and is expected to close in the second quarter of 2015.